UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 7, 2022 (January 6, 2022)

ICU MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34634	33-0022692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

951 Calle Amanecer	,	San Clemente	,	California	92673
(Address of principal executive offices)					(Zip Code)

(949) 366-2183
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.10 per share	ICUI	The Nasdaq Stock Market LLC
(Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On January 7, 2022, ICU Medical, Inc., a Delaware corporation (the "Company") filed a Current Report on Form 8-K (the "Original Report") to report under Item 2.01 thereof the completion on January 6, 2022 of the acquisition of Smiths Medical 2020 Limited ("Smiths Medical") for $1.9 billion in cash, the issuance of 2.5 million shares of Company stock and a potential $100.0 million contingent earn-out.

This Amendment No. 1 on Form 8-K/A is being filed by the Company to amend the Original Report on January 6, 2022, solely to provide certain financial information required by Item 9.01(a) and Item 9.01(b) of Form 8-K, which were excluded from the Original Report in reliance on Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K. No other amendments to the Original Report are being made by this Amendment No. 1.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of Smiths Medical as of and for the fiscal years ended July 31, 2021 and July 31, 2020, are filed with this Form 8-K/A as Exhibits 99.1 and incorporated herein.

(b) Pro Forma Financial Information.

Certain unaudited pro forma combined financial information as of, and for the nine months ended September 30, 2021 and for the year ended December 31, 2020 are filed with this Form 8-K/A as Exhibit 99.2 and incorporated herein.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP
99.1	Audited Consolidated Financial Statements of Smiths Medical 2020 Limited as of and for the years ended July 31, 2021 and July 31, 2020.
99.2	Unaudited Pro Forma Condensed Financial Information as of, and for the nine months ended September 30, 2021 and for the year ended December 31, 2020.
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICU MEDICAL, INC.

Date: March 21, 2022	By:	/s/ Brian M. Bonnell
Brian M. Bonnell
Chief Financial Officer